PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2019
PROPERTY AND EQUIPMENT, NET
Schedule of Property, Plant and Equipment, net

Property and equipment consisted of the following:

	As of December 31,
	2019	2018
Vehicles	$186,102	$189,167
Machine	6,167	6,268
Furniture	43,127	12,123
Leasehold improvement	107,696	27,894
Building	170,580	173,388
Less: accumulated depreciation	(205,744)	(138,026)
Property and equipment, net	$307,928	$270,814